Exhibit 99.1

Voting Agreement

This Voting Agreement (this “Agreement”), is dated as of December 14, 2015, between Daniel L. Goodwin, an individual (“Goodwin”), and the stockholders set forth on the signature pages hereto (together with Goodwin, the “Stockholders” and each, a “Stockholder”), which are stockholders of Inland Real Estate Corporation, a Maryland corporation (the “Company”), on the one hand, and DRA Growth and Income Fund VIII, LLC, a Delaware limited liability company (“Parent”) and DRA Growth and Income Fund VIII (A), LLC, a Delaware limited liability company (“Fund VIIIA” and together with Parent, the “Parent Parties”), on the other hand.

WHEREAS, concurrently with or following the execution of this Agreement, the Company, each of the Parent Parties and Midwest Retail Acquisition Corp., a Maryland corporation and an indirect wholly owned subsidiary of the Parent Parties (“Merger Sub”), have entered, or will enter, into an Agreement and Plan of Merger (substantially in the form provided to each Stockholder prior to such Stockholder’s execution hereof, and as the same may be amended from time to time in accordance with its terms in a manner not materially adverse to any Stockholder (provided that any reduction in the Merger Consideration shall be deemed an amendment materially adverse to each Stockholder), the “Merger Agreement”), providing for, among other things, the merger (the “Merger”) of Merger Sub with and into the Company pursuant to the terms and conditions of the Merger Agreement;

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Parent Parties have required that Stockholders execute and deliver this Agreement; and

WHEREAS, in order to induce the Parent Parties to enter into the Merger Agreement, each of the Stockholders is willing to make certain representations, warranties, covenants and agreements with respect to the shares of common stock, $0.01 par value per share, of the Company (“Company Common Stock”) beneficially owned by such Stockholder and set forth below such Stockholder’s signature on the signature page hereto (such Stockholder’s “Original Shares” and, together with any additional shares of Company Common Stock pursuant to Section 6 hereof, such Stockholder’s “Shares”).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Definitions.

For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

2.                                      Representations of Each Stockholder.

Each Stockholder, with respect to itself only, represents and warrants to each of the Parent Parties that:

(a)                                 (i) Such Stockholder owns beneficially (as such term is defined in Rule 13d-3 under the Exchange Act) all of such Stockholder’s Original Shares free and clear of all Liens, other than such Original Shares held in margin accounts or pledged pursuant to credit facilities with banks or other financial institutions, in each case as of the date hereof, which Original Shares such Stockholder continues to have the power to vote so long as there is no margin call or event of default, and (ii) except pursuant hereto, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Stockholder is a party relating to the pledge, disposition or voting of any of such Stockholder’s Original Shares and there are no voting trusts or voting agreements with respect to such Stockholder’s Original Shares.

(b)                                 Such Stockholder does not beneficially own any shares of Company Common Stock other than (i) such Stockholder’s Original Shares and (ii) any options, warrants or other rights to acquire any additional shares of Company Common Stock or any security exercisable for or convertible into shares of Company Common Stock, set forth below such Shareholder’s signature on the signature page of this Agreement (collectively, such Stockholder’s “Options”).

(c)                                  If such Stockholder is a corporation, such Stockholder has full corporate power and authority (or if such Stockholder is not a corporation, such Stockholder has the legal capacity) to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder (including the proxy described in Section 3(b) below)). This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)                                 None of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice of lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument or Law applicable to such Stockholder or to such Stockholder’s property or assets, except for conflicts, breaches or defaults that would not impair the ability of such Stockholder to perform its obligations hereunder or prevent or delay the consummation of the transactions contemplated by this Agreement.

(e)                                  Except as may be required by applicable requirements of the Exchange Act, No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority on the part of such Stockholder is required in connection with the valid execution and delivery by such Stockholder of this Agreement.  If such Stockholder is Goodwin, no consent of Goodwin’s spouse is necessary under any “community property” or other laws in order for Goodwin to enter into and perform its obligations under this Agreement.

(f)                                   Except for the representations and warranties expressly contained in this Section 2, such Stockholder makes no express or implied warranty with respect to such Stockholder, such Stockholder’s Shares or otherwise.

3.                                      Agreement to Vote Shares; Irrevocable Proxy.

(a)                                 Each Stockholder agrees during the term of this Agreement to vote such Stockholder’s Shares, and to use its reasonable best efforts to cause any holder of record of Shares to vote: (i) in favor of the Merger and the Merger Agreement, at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment or postponement thereof; (ii) against (1) any Takeover Proposal, (2) any action, proposal, transaction or agreement which would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of such Stockholder under this Agreement and (3) any action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with, delay, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of the Parent Parties’, the Company’s or Merger Sub’s conditions under the Merger Agreement (but only to the extent the Parent Parties have publicly stated their opposition to such action, proposal, transaction or agreement) or change in any manner the voting rights of any class of shares of the Company (including through any amendments to the Company Charter or Company Bylaws).

(b)                                 Each Stockholder hereby appoints Parent and any designee of Parent, and each of them individually, its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote during the term of this Agreement with respect to the Shares in accordance with Section 3(a), if such Stockholder fails to itself so vote (or cause to be voted) such Stockholder’s Shares. This proxy and power of attorney is given to secure the performance of the duties of each Stockholder under this Agreement. Each Stockholder shall take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by each Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by such Stockholder with respect to such Stockholder’s Shares. The power of attorney granted by each Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such Stockholder. The proxy and power of attorney granted hereunder shall automatically (and without any further action) terminate upon the termination of this Agreement.

4.                                      No Voting Trusts or Other Arrangement.

Such Stockholder agrees not to, and will not permit any entity under its or his respective control to, deposit any of the Shares in a voting trust, grant any proxies with respect to such Stockholder’s Shares or subject any of such Stockholder’s Shares to any arrangement with respect to the voting of such Stockholder’s Shares other than agreements entered into with Parent hereunder.

5.                                      Transfer and Encumbrance.

Each Stockholder agrees that during the term of this Agreement, such Stockholder will not, other than pursuant to the terms of the Merger Agreement, directly or indirectly, transfer, sell, offer, exchange, assign, pledge or otherwise dispose of or encumber (“Transfer”) any of such Stockholder’s Shares or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any of such Stockholder’s Shares or such Stockholder’s respective voting or economic interest therein, except with the prior written consent of the Parent Parties. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, any Stockholder may Transfer any or all of such Stockholder’s Shares (i) by will, or by operation of law, in which case this Agreement shall, to the extent permitted by Law, bind the transferee, (ii) solely with respect to Original Shares subject to a margin, pledge or credit agreement as of the date hereof, as required pursuant to such margin, pledge or credit agreement, or (iii) to affiliates, family members, trusts and charitable organizations, so long as the transferee, prior to such Transfer executes a counterpart of this Agreement (with such modifications as the Parent Parties may reasonably request solely to reflect such Transfer) and agrees to be bound by its terms.  Any attempted Transfer of Shares or any interest therein in violation of this Section 5 shall be null and void.

6.                                      Additional Shares.

Each Stockholder agrees that all shares of Company Common Stock that each Stockholder purchases or acquires the right to vote (but excluding shares of Company Common Stock underlying unexercised Options) after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute such Stockholder’s Shares for all purposes of this Agreement.

7.                                      Termination.

This Agreement shall terminate upon the earliest to occur of (i) the Effective Time, (ii) the date on which the Merger Agreement is terminated in accordance with its terms, (iii) any amendment or modification of the Merger Agreement that results in a reduction in the Merger

Consideration or any other amendment or modification of the Merger Agreement that is in any manner materially adverse to any Stockholder, or (v) an Adverse Recommendation Change.

8.                                      Specific Performance.

Each Stockholder acknowledges that it will be impossible to measure in money the damage to the Parent Parties if such Stockholder fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the Parent Parties will not have an adequate remedy at law or damages. Accordingly, each Stockholder agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the Parent Parties have an adequate remedy at law. Each Stockholder agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the Parent Parties’ seeking or obtaining such equitable relief.

9.                                      No Restraint on Officer or Director Action; Etc.

Notwithstanding anything to the contrary herein, each of the Parent Parties hereby acknowledges and agrees that no provision in this Agreement shall limit or otherwise restrict any Stockholder with respect to any act or omission that such Stockholder may undertake or authorize in such Stockholder’s capacity as a director or officer of the Company or any subsidiary thereof, including any vote that such individual may make as a director of the Company with respect to any matter presented to the Company Board.  Each Stockholder has executed this Agreement solely in such Stockholder’s capacity as the beneficial owner of such Stockholder’s Original Shares and no action taken by any Stockholder in such Stockholder’s capacity as a director or officer of the Company or any subsidiary thereof shall be deemed to constitute a breach of any provision of this Agreement

10.                               Entire Agreement.

This Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by (a) the Parent Parties and (b) the Stockholder or Stockholders against whom such amendment, supplement, modification or waiver is being sought. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

11.                               Notices.

Any notice, request, claim, demand and other communications hereunder shall be sufficient if in writing and sent (i) by facsimile transmission (providing confirmation of transmission) or e-mail of a pdf attachment (provided that any notice received by facsimile or e-mail transmission or otherwise at the addressee’s location on any Business Day after 5:00 p.m.  (New York time) shall be deemed to have been received at 9:00 a.m. (New York time) on the next Business Day), or (ii) by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid) (provided that any notice under this Section 11 shall be deemed to have been received when delivered), addressed as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11):

if to the Parent Parties or Merger Sub:

DRA Growth and Income Fund VIII, LLC

c/o DRA Advisors LLC

220 East 42nd Street (27th Floor)

Phone:                        (212) 697-4740

Fax:                                     (212) 697-7404

Attention:  Brian T. Summers / Jean Marie Apruzzese

Email:            bsummers@draadvisors.com / jmapruzzese@draadvisors.com

with a copy (which shall not constitute notice) to:

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174
Phone: (212) 885-5000
Fax: (212) 885-5001

Attention:                 Martin Luskin, Esq.

Emanuel Adler, Esq.

Email: mluskin@blankrome.com / eadler@blankrome.com

If to Stockholder, to the e-mail address, facsimile number or address set forth for Stockholder on the signature page hereof.

with a copy (which shall not constitute notice) to:

Katten Muchin Rosenman LLP

525 West Monroe Street
Chicago, IL 60661
Phone: (312) 902-5493
Fax: (312) 577-8858

Attention: Mark D. Wood, Esq.

Email: mark.wood@kattenlaw.com

12.                               Miscellaneous.

(a)                                 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Maryland.

(b)                                 Each party hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the courts of the State of Maryland and to the jurisdiction of the United States District Court for the State of Maryland for the purpose of any Action (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of any party hereto, and each party hereto hereby irrevocably agrees that all claims asserted in or arising from such Action shall be heard and determined only by a Maryland state court or the United States District Court for the District of Maryland.

(c)                                  Each party hereto (i) irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party and nothing in this Section 12(c) shall affect the right of any party to serve legal process in any other manner permitted by Law and (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees that it will not bring any Action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a Maryland state court of the United States District Court for the District of Maryland. Each of Stockholders and each of the Parent Parties agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(d)                                 EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.  EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE

IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(d).

(e)                                  If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(f)                                   This Agreement may be executed in one or more counterparts (which may be delivered by facsimile or other form of electronic transmission), each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

(g)                                  Each party hereto shall execute and deliver such additional documents as may be reasonably necessary or desirable to effect the transactions contemplated by this Agreement.

(h)                                 All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

(i)                                     The obligations of the Stockholders set forth in this Agreement shall not be effective or binding upon the Stockholders until after such time as the Merger Agreement is executed and delivered by the Company, each of the Parent Parties and Merger Sub, and the parties hereby agree that, other than this Agreement and the Merger Agreement, there is not and has not been any agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

(j)                                    Except as provided in the penultimate sentence of Section 5, no Stockholder may, without the prior written consent of the Parent Parties, and the Parent Parties may not, with the prior written consent of the Stockholders, assign any of their rights or obligations under this Agreement, provided, however, that the Parent Parties may assign, in their sole discretion, all or any of their rights, interests and obligations hereunder to any Person to which they assign their rights, interests and obligation under the Merger Agreement as permitted thereby. Any assignment contrary to the provisions of this Section 12(j) shall be null and void.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Voting Agreement as of the date first written above.

DRA GROWTH AND INCOME FUND VIII, LLC

By:	Manageco VIII LLC, its managing member

	By:	/s/ Jean Marie Apruzzese
	Name:	Jean Marie Apruzzese
	Title:	Vice President

DRA GROWTH AND INCOME FUND VIII (A), LLC

By:	Manageco VIII LLC, its managing member

	By:	/s/ Jean Marie Apruzzese
	Name:	Jean Marie Apruzzese
	Title:	Vice President

[Signature Page to Voting Agreement]

/s/ Daniel L. Goodwin
DANIEL L. GOODWIN

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement:

Number of Options Beneficially Owned as of the Date of this Agreement:

Street Address:

City/State/Zip Code:

Phone:

Fax:

Attention:

Email:

[Signature Page to Voting Agreement]

By:
Name:
Title:

Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement:

Number of Options Beneficially Owned as of the Date of this Agreement:

Street Address:

City/State/Zip Code:

Phone:

Fax:

Attention:

Email:

[Signature Page to Voting Agreement]